SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549


                                          FORM 8-K


                                       CURRENT REPORT

                             Pursuant to Section 13 or 15(d) of
                            The Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported): May 14, 2003


                    FEDERATED PREMIER MUNICIPAL INCOME FUND
             (Exact name of registrant as specified in its charter)


              Delaware             001-31562           47-0896539
    (State or other jurisdiction  (Commission         (IRS Employer
          of incorporation)      File Number)      Identification No.)




              5800 Corporate Drive
            Pittsburgh, Pennsylvania                   15237-7000
    (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:   (800) 341-7400



Item 9.  Regulation FD Disclosure.

      The following information is furnished pursuant to Item 9 of Form 8-K :

     Following is information that may be made publicly available on or after May 14, 2003.

Information as of 4/30/03 unless otherwise noted.

Overview
Objective
Current income exempt from federal income tax, including the alternative minimum tax (AMT)

Pricing
Market Price      $14.75 (Source: Bloomberg)
Daily NAV         $14.54

Yield (%)
Current Yield based on Market Price 6.81
Current Yield based on NAV 6.91
Taxable Equivalent Market Yield* 11.09

Dividends
Paid Monthly
Record Date: 23rd or the preceding business day of the month
4/03 $0.08375
3/03 $0.08375
2/03 $0.08375

Investment Concentration
Long-term municipal securities

Portfolio Assets
$142.5 million

Portfolio Profile
Weighted Average Effective Maturity 11.24 Years
Weighted Average Effective Duration to Common** 11.05 Years
Weighted Average Effective Duration to Gross 6.89 Years
Weighted Average Quality Aa2/AA (Rated Only)
Average Coupon    5.78%
Number of Securities 82

Recommended Benchmark
Lehman Brothers Aggregate Municipal Bond Index





Portfolio Managers
Mary Jo Ochson, CFA
Began Managing Fund: 12/02
Lee R. Cunningham, II
Began Managing Fund: 12/02
R.J. Gallo
Began Managing Fund: 12/02

Fund History
NYSE Ticker FMN
CUSIP 31423P108
Inception 12/20/02
Inception NAV $14.33
Inception Share Price $15.00

Portfolio Manager Commentary
Fund Performance

     The fund's NAV rose 0.90% to end April at $14.54. Based on NAV, the fund's total return, which includes the monthly dividend of 8.375 cents per share, was 1.49%. The fund's common market price increased 4.91% over the month to end at $14.75. Based on the common market price, the fund's total return for April was 5.52%.

     The share price ended the month at a premium of 1.44% relative to NAV, in contrast to the discount of 2.43% at the end of March. Trading volume of FMN's common shares on the NYSE averaged about 9,100 shares per day, up from 8,700 last month.

     The annualized current yield of the fund relative to its month-end closing market price was 6.81%, which equates to 11.09% on a taxable equivalent basis for shareholders in the 38.6% federal tax bracket.

Municipal Market

     The military success of U.S. forces in Iraq allowed market participants to refocus on the economy during April. Anticipation of accelerating economic growth following the end of fighting in Iraq seemed to diminish in the face of generally weak economic data. Treasury and municipal yields rose early in April as imminent military success was clear, but reversed course as signs of economic acceleration failed to emerge. On net, the AAA 10-year yield fell 7 basis points to 3.54% during April, and yields across the municipal yield curve fell from 1 to 14 basis points. (All yields from Municipal Market Data).

     Seasonal upward pressure on short-term municipal yields during tax season contributed to a slight flattening in the slope of the municipal yield curve, with the difference between one-year and 20-year AAA yields ending April at 335 basis points, down from 350 basis points last month. The tepid pace of economic recovery continues to underpin the ongoing steep slope of the yield curve.

     The total return on the Lehman Brothers Aggregate Municipal Bond Index was 0.66% for the month. The healthcare, education and insured segments of the index were the three strongest performing credit sectors. Holdings in these sectors contributed to the fund's positive performance in April and cumulatively represent over 75% of the fund portfolio.

Investment Strategy

     The portfolio management team continued to evaluate opportunities to increase fund holdings of bonds rated BBB or lower, consistent with the fund's income objective. The fund purchased such securities in the hospital, life care and special tax sectors during the month. The use of leverage continues to enhance the fund's ability to pay attractive dividends to common shareholders. The fund paid an average of 1.19% in preferred share dividends during April, while the capital contributed by preferred shareholders was invested in the fund's portfolio of long-term bonds, which had an average yield to effective maturity of 5.53% for the month.

Cumulative Total Return (%)
                              1 month     Since Inception
                                          (12/20/02)
Market Price                   5.52         0.07
NAV (based on $15.00)         (3.08)       (1.42)
NAV (based on $14.33)          1.49         3.25

Premium/Discount of Market Price to NAV
1.44% Premium

Top Ten Holdings
Total % of Portfolio: 24.94%
Jefferson County, AL Sewer, Capital             2.96%
Improvement Warrants (FGIC Insured)
North Central Texas HFDC                        2.94%
(AMBAC Insured)
Wisconsin State HEFA, (MBIA Insured)            2.89%
Village Center Community Development            2.89%
District, FL, (MBIA Insured)
Seattle, WA Municipal Light & Power             2.82%
(FSA Insured)
Commonwealth of Massachusetts,                  2.28%
(FGIC Insured)
Wichita, KS Water & Sewer Utility               2.22%
(FGIC Insured)
California State Public Works Board             2.19%
(AMBAC Insured)
Houston, TX, Refunding Public                   1.90%
Improvement LT GO Bonds (MBIA Insured)
South Carolina State Public Service             1.85%
Authority, Santee Cooper (FSA Insured)
*Insured

Sector Breakdown (Top Six) (%)
Total % of Portfolio: 91.40%
Insured                 47.90
Hospital                19.44
Lifecare                8.73
Special Tax                   6.94
Industrial Revenue            4.77
General Obligation-State      2.90

Quality Breakdown (%)
AAA               47.90
AA                3.55
A                 12.44
BBB               22.11
B                 0.94
Not Rated         13.06


Percent of Portfolio Callable
2003        0.46%
2004        0.00%
2005        0.00%
2006        0.71%
2007        1.44%
As of 5/8/03

Preferred Share Ratings
Moody's Aaa
Fitch AAA
Face Value of Preferred Shares $53,675,000

     *Taxable Equivalent Market Yields - In calculating these yields, the market yield is divided by (1 minus the applicable tax rate). The maximum federal tax rate (38.6%) is used when calculating the taxable equivalent market yield. Federal Tax Rates are based on the 2003 rates as stated in the Economic Growth and Tax Relief Reconciliation Act of 2001.

     **Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations. The Fund is a closed-end fund.Unlike open-end funds, closed-end funds are not continually offered.There is a one-time public offering, and once issued, shares of closed-end funds are bought and sold in the open market.Consequently, shares of closed-end funds may trade at, above or below their net asset values ("NAV"). If a closed-end fund's shares trade at a price below their NAV, they are said to be trading at a "discount." Conversely, if a closed-end fund's shares trade at a price above their NAV, they are said to be trading at a "premium." Shares of closed-end funds frequently trade at a discount.

     The Fund offers Common Shares and Preferred Shares. The Pricing, Yield, Dividends, Fund History and Total Return information provided herein relates to Common Shares only. Unlike Preferred Shares, Common Shares are not rated.

     The Fund's issuance of Preferred Shares creates leverage risks for holders of Common Shares.Two major types of risks created by leverage include: (1) the likelihood of greater volatility of NAV and market price of Common Shares, because changes in the value of the Fund's portfolio securities are borne entirely by holders of Common Shares; and (2) the possibility either that income available for Common Share dividends will fall if the Preferred Shares dividend rate rises, or that income available for Common Shares dividends will fluctuate because the Preferred Shares dividend rate varies.

     The Fund  invests in  high-yield,  lower-rated  securities  that  generally entail greater market, credit and liquidity risks than investment-grade securities. Please refer to the Fund's prospectus for more information on the risks associated with an investment in the Fund.

Income may be subject to state and local taxes.

     Past performance is no guarantee of future results. Total return, price, yields, and NAV will fluctuate. Total returns of less than 1 year are cumulative.

     Portfolio composition is subject to change.

     Credit ratings pertain only to the securities in the Fund's portfolio and do not protect the Fund against market risk.

     For additional information, including definitions of related terms and indexes, see the Financial Glossary and Benchmark Index Glossary.

     The Fund's Common Shares are only available for purchase and sale on the New York Stock Exchange at the current market price. Common Shares may trade at a discount to NAV. Total return data assumes full reinvestment of dividends. Consult your investment professional for further information.

Not FDIC Insured May Lose Value No Bank Guarantee








                                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FEDERATED PREMIER MUNICIPAL INCOME FUND
                                                (Registrant)



                                          By     /s/ Mary Jo Ochson
                                                     Mary Jo Ochson
                                                     Vice President


Date:  May 14, 2003